                                                                   Exhibit 10.11

THIS SECURITY HAS BEEN ACQUIRED IN A TRANSACTION NOT INVOLVING ANY PUBLIC OFFERING AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED EXCEPT IN COMPLIANCE WITH THE ACT.

                         OPINION RESEARCH CORPORATION

                        ______________________________

                         COMMON STOCK PURCHASE WARRANT

                        ______________________________


                                                            Certificate No. ____
                                                      Dated as of May [__], 1999


     1.   Grant.  For consideration of $100 and other value received, OPINION
          -----
RESEARCH CORPORATION, a Delaware corporation (the "Corporation"), hereby grants to ALLIED INVESTMENT CORPORATION or its assigns or transferees (the "Holder"), at the exercise price set forth in Section 3 below, the right to purchase 120,183 shares (the "Basic Shares") plus, on the terms and conditions set forth in Section 4(b) hereto, up to an additional 40,061 shares (the "Contingent Shares," and, together with the Basic Shares, the "Warrant Shares") of Common Stock (or other security issued in accordance with Section 8). This Warrant is being issued at Closing under an investment agreement dated as of the date hereof (the "Investment Agreement") by and among the Corporation and the Holder. Capitalized terms used herein, but not elsewhere defined herein or in the Investment Agreement, have the meanings set forth in Schedule 1.
                                                     ----------

     2.   Exercise Period.  The right to exercise this Warrant, in whole or in
          ---------------
part, begins on the date hereof. The right to exercise this Warrant expires on the later of (i) the eighth anniversary of the date hereof, or (ii) on the third anniversary of the Repayment Date (the "Expiration Date").

     3.   Exercise Price.  The exercise price of this Warrant is $5.422 per
          --------------
share, as adjusted from time to time as hereinafter set forth (the "Exercise Price").

     4.   Anti-Dilution Adjustment.
          ------------------------

          (a) Dilutive Transactions.  If the Corporation enters into a Dilutive
              ---------------------
Transaction, other than a transaction described in Section 4(b) hereof, the Exercise Price shall be decreased to the Weighted Average Per Share Value.

          (b)  Contingent Shares.
               -----------------

          (i) If any one of the following three events fails to occur prior to the second anniversary of the date hereof, then the Holder shall have the right to purchase 20,031 Contingent Shares (for a total of 140,213 Warrant Shares purchasable hereunder) upon exercise of this Warrant:

                    (1)  the Repayment Date has occurred;

                    (2) the Corporation has made to the Holder a Bona Fide Offer to purchase all of the Warrants or Warrant Shares at the Market Price (less the Exercise Price if such Warrant has not been exercised at such time); and

                    (3) the Market Price at the time the Bona Fide Offer is made is greater than or equal to the initial Exercise Price set forth in Section 3 hereof, plus $5 per share.


          (ii) If any one of the following three events fails to occur prior to the third anniversary of the date hereof, then the Holder shall have the right to purchase 20,030 Contingent Shares (in addition to any Warrant Shares received pursuant to Section 1 and clause (i) above) upon exercise of this Warrant;

                    (1)  the Repayment Date has occurred;

                    (2) the Corporation has made to the Holder a Bona Fide Offer to purchase all of the Warrants or Warrant Shares at the Market Price (less the Exercise Price if such Warrant has not been exercised at such time); and

                    (3) the Market Price at the time the Bona Fide Offer is made is greater than or equal to the initial Exercise Price set forth in Section 3 hereof, plus $8 per share.


          (c)  Readjustment.
               ------------

               (i)  Expiration of Option or Right to Subscribe For or Purchase.
                    ----------------------------------------------------------
                    If any option or right issued in connection with a Dilutive Transaction expires without having been exercised prior to the exercise by Holder of its rights hereunder, the Exercise Price shall forthwith be readjusted to such greater number as would have been in effect had the option or right never been issued.

               (ii) Expiration of Right to Convert or Exchange.  If any right to
                    ------------------------------------------
                    convert or exchange any Common Stock Equivalent issued in connection with a Dilutive Transaction expires without having been exercised prior to the exercise by Holder of its rights hereunder, the Exercise Price shall forthwith be readjusted to such greater number as would have been in effect had the Common Stock Equivalent never been issued.

     5.   Other Adjustments.
          ------------------

          (a)  Adjustment for Change in Common Stock.
               -------------------------------------

               (i) If the Corporation (A) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock, (B) subdivides or reclassifies its outstanding shares of Common Stock into a greater number of shares, or
                      (C) combines or reclassifies its outstanding shares of Common Stock into a smaller number of shares (each, an "Adjustment Event"), the Exercise Price and the number of Warrant Shares issuable hereunder immediately prior to such action shall be proportionately adjusted to reflect such Adjustment Event.

               (ii) The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

               (iii) The adjustment shall be made successively whenever any Adjustment Event occurs.

          (b)  Adjustment for Reorganization. If the Corporation consolidates or
               -----------------------------
merges with or into another Person or enters into any other similar transaction, recapitalization or reorganization (any such action, a "Reorganization"), there shall thereafter be deliverable, upon exercise of this Warrant (in lieu of the number of Warrant Shares theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock that would otherwise have been deliverable upon exercise of this Warrant would have been entitled upon such Reorganization if such Warrant has been exercised in full immediately prior to such Reorganization.

     6.   Participation in Repurchases or Redemptions.  If the Corporation
          -------------------------------------------
repurchases or redeems any of its securities, the Corporation will offer to include the Holder in such repurchase or redemption, as if the Holder had exercised this Warrant immediately prior to the event (or any record date with respect thereto). If the Holder elects to participate in a repurchase or redemption, this Warrant shall be modified (as of the date of such event) so that the Holder shall be entitled to receive, upon exercise, the number of Warrant Shares issuable hereunder less the number of Warrant Shares redeemed or repurchased.

     7.   Prior Notice as to Certain Events.
          ---------------------------------

          (a)  Dividends, Distributions, Subscription Rights. If the Corporation
               ---------------------------------------------
(i) pays any dividend, or makes any distribution, or repurchases or redeems any of its securities, or (ii) offers any subscription rights pro rata to the
                                                          --- ----
holders of its Common Stock, then at least 15 days prior to the record date for such action, the Corporation will send written notice (by first class mail, postage prepaid, addressed to the Holder at its address shown on the books of the Corporation) of the dates on which (A) the Corporation will close its books or take a record for such action and (B) the holders of Common Stock of record will participate in such action.

          (b)  Reorganizations.  If the Corporation (i) enters into any
               ---------------
Reorganization or reclassification of its capital stock, or (ii) is the subject of a voluntary or involuntary dissolution, liquidation or winding up of the Corporation, then at least 15 days prior to such action, the Corporation will send written notice (by first class mail, postage prepaid, addressed to the Holder at its address shown on the books of the Corporation) of the dates on which (A) such action will occur and (B) the holders of Common Stock of record may exchange their Common Stock for securities or other property deliverable upon such action.


     8.   Alternate Class.  In the event the Corporation consummates the
          ---------------
registration of any of its securities other than Common Stock (the "Alternate Class") in accordance with the Securities Act of 1933, as amended, upon the request of the Holder:

          (a) the Corporation will issue to Holder, upon exercise of this Warrant, the equivalent number of shares of such Alternate Class, so long as the holders of the shares of the Alternate Class have all of the same rights as the holders of shares of Common Stock, except for voting rights; and

          (b) all references herein to Common Stock shall be deemed to refer to the Alternate Class.


     9.   Reservation of Common Stock.  The Corporation will reserve and keep
          ---------------------------
available for issuance and delivery upon the exercise of this Warrant such number of its authorized but unissued shares of Common Stock or other securities of the Corporation as will be sufficient to permit the exercise in full of this Warrant. Upon issuance, each of the Warrant Shares will be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

     10.  No Voting Rights; Limitations of Liability.  Prior to exercise, this
          ------------------------------------------
Warrant will not entitle the Holder to (a) any voting rights, or (b) other rights as a stockholder of the Corporation not granted herein. No provision of this Warrant, in the absence of affirmative action by the Holder to exercise this Warrant, and no enumeration in this Warrant of the rights or privileges of the Holder, will give rise to any liability of such Holder for the Exercise Price.

     11.  Exercise Procedure.  To exercise this Warrant, the Holder must deliver
          ------------------
to the principal office of the Corporation (prior to the Expiration Date) this Warrant, the subscription substantially in the form of Exhibit A attached
                                                       ---------
hereto, and the Exercise Price (as adjusted pursuant to the terms hereof). The Holder may deliver the Exercise Price by any of the following methods, at its option: (i) in legal tender, (ii) by bank cashier's or certified check, (iii) by wire transfer to an account designated by the Corporation, or
(iv) in accordance with Section 12. Upon exercise, the Corporation, at its sole expense (including the payment of any documentary, stamp, issue or transfer taxes), will issue and deliver to Holder, within 10 days after the date on which the Holder exercises this Warrant, certificates for the Warrant Shares purchased hereunder. The Warrant Shares shall be deemed issued, and the Holder deemed the holder of record of such Warrant Shares, as of the opening of business on the date on which the Holder exercises this Warrant.

     12.  Cashless Payment.
          -----------------

          (a)  Right to Convert. In lieu of paying the applicable Exercise Price
               ----------------
by legal tender, check, or wire transfer, the Holder may elect to receive, upon exercise of this Warrant, that number of Warrant Shares equal to the quotient obtained by dividing:

          [(A-B)(X)] by (A), where:

          A    =    the Conversion Value (as defined Stock on the date of
                    exercise; below) of a share of Common

          B    =    the Exercise Price for a share of Common Stock;

          X    =    the number of Warrant Shares (equal to Warrant Shares then issuable is being exercised. or less than the number of hereunder) as to which this Warrant

          (b)  Conversion Value.  For purposes of this Section 12 only, the
               ----------------                                   ----
Conversion Value of a share of Common Stock means:

               (i) if the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq National Market System maintained by the National Association of Securities Dealers, Inc., -- the last reported sale price of the Common Stock on the last trading day prior to the date of exercise of this Warrant (or the average closing bid and asked prices for such day if no such sale is made on such day);

               (ii) if clause (i) does not apply, and if the prices are reported by the National Quotation Bureau, Inc., -- the mean of the last reported bid and asked prices reported on the last trading day prior to the date of exercise of this Warrant; and

               (iii) in all other cases -- the per share value as determined by the board of directors in good faith.

     13.  Sale of Warrant or Warrant Shares. Neither this Warrant nor any of the
          ---------------------------------
Warrant Shares have been registered under the Act or under the securities laws of any state. Neither this Warrant nor any of the Warrant Shares (when issued) may be sold, assigned, transferred, pledged or hypothecated or otherwise disposed of except as permitted: (i) by any shareholders agreement then in effect, (ii) by any effective registration statement under the Act and by the securities laws of any state in question, or (iii) by an opinion of counsel reasonably satisfactory to the Corporation stating that such registration under the Act and registration or qualification under the securities laws of any state is not required. Until the Warrant Shares have been registered under the Act and registered and qualified under the securities laws of any state in question, the Corporation shall cause each certificate evidencing any Warrant Shares to bear the following legends:

          THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THE SHARES MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE, OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

          THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF INVESTMENT AGREEMENT BETWEEN THE HOLDER AND THE CORPORATION DATED AS OF MAY [___], 1999.

     14.  Transfer.  The Corporation will register this Warrant on its books and
          --------
keep such books at its offices. To effect a transfer permitted by Section 13 hereof, the Holder must present (either in person, or by duly authorized attorney) written notice substantially in the form of Exhibit B attached hereto.
                                                      ---------
To prevent a transfer in violation of Section 13, the Corporation may issue appropriate stop orders to its transfer agent.

     15.  Replacement of Warrant.  If the Holder provides evidence that this
          ----------------------
Warrant or any certificate or certificates representing the Warrant Shares have been lost, stolen, destroyed or mutilated, the Corporation (at the request and expense of the Holder) will issue a replacement warrant upon reasonably satisfactory indemnification by the Holder (if required by the Corporation).

     16.  "Put" Rights.
          ------------

     (a) Commencing on the fifth anniversary of the date hereof, in the event that the Corporation no longer has any of its securities registered under the Securities Exchange Act of 1934, the Holder may sell the Warrant or the Warrant Shares to the Company (and the Company is obligated to purchase such shares) for a price in cash that is equal to the Fair Market Value (less the Exercise Price if such Warrant has not been exercised at such time). For the purposes of this Section 16, Fair Market Value shall have the meaning set forth in clause (iv) of the definition of "Fair Market Value" on Schedule 1.

     (b) To exercise its rights hereunder, the Holder shall give the Company at least 60 days' prior written notice of its desire to sell the Warrant or the Warrant Shares. Any sale pursuant to this Section 16 shall be consummated as soon as practical after the delivery of the notice of such election by the Holder, but in any event, within 60 days after the delivery of such notice.

     17.  Governing Law.  The laws of the State of Delaware (other than its
          -------------
conflict of law rules) govern this Warrant.


                                *    *    *    *

                        {Signatures on following page.}

     IN WITNESS WHEREOF, the Corporation has caused this Warrant to be signed on its behalf, in its corporate name, by its President, and its corporate seal to be hereunto affixed and the said seal to be attested by its Secretary, as of the [___] day of May, 1999.

                                        OPINION RESEARCH CORPORATION
                                        a Delaware corporation



Attest:   /s/ Douglas L. Cox          By:   /s/ John F.  Short [Seal]
       --------------------------        ----------------------
             Douglas L. Cox,                   John F. Short,
       --------------------------        ----------------------
               Secretary                         President

                                   EXHIBIT A
                                   ---------

                            IRREVOCABLE SUBSCRIPTION
                            ------------------------

To:  Opinion Research Corporation

     The undersigned hereby elects to exercise its right under the attached Warrant by purchasing ____ shares of the Common Stock, and hereby irrevocably subscribes to such issue. The certificates for such shares shall be issued in the name of:

     ______________________________
     (Name)

     ______________________________
     (Address)

     ______________________________
     (Taxpayer Number)

     and delivered to:

     ______________________________
     (Name)

     ______________________________
     (Address)

     The Exercise Price of $_______ is enclosed.

     or
     --

     In lieu of payment of the Exercise Price, the undersigned hereby invokes the provisions of Section 12 of the Warrant.

     Date:_______________

     Signed:     ________________________________________
                 (Name of Holder, Please Print)

                 ________________________________________
                 (Address)

                 ________________________________________
                 (Signature)

                                   Exhibit B
                                   ---------

                                   ASSIGNMENT
                                   ----------


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

     _______________________________
     (Name)

     _______________________________
     (Address)

     the attached Warrant, together with all right, title and interest therein to purchase [__] shares of the Common Stock, and does hereby irrevocably appoint _______________________ as attorney-in-fact to transfer said Warrant on the books of Opinion Research Corporation with full power of substitution in the premises.

     Done this ______ day of ____________ 19____.



                                        ______________________________
                                                  (Signature)

                                        ______________________________
                                               (Name and title)

                                        ______________________________

                                        ______________________________
                                                   (Address)

                                   SCHEDULE 1
                                   ----------

"Bona Fide Offer" means a bona fide written offer coupled with evidence reasonably satisfactory to the Holder that the Corporation has the present financial ability to pay the purchase price of the Warrant or Warrant Shares (as the case may be) in full in cash at a closing to occur no more than 30 days from the date such bona fide written offer was delivered to the Holder.

"Common Stock Equivalent" means any equity interest of the Corporation that is convertible or exchangeable into Common Stock at any time.

"Common Stock Deemed Outstanding" means, at any given time, the sum of:

          (i) the number of shares of Common Stock and Common Stock Equivalents (excluding the Contingent Shares) outstanding at such time, plus
                                                                 ----

          (ii) the number of shares of Common Stock and Common Stock Equivalents subject to any options, warrants, convertible securities or other commitments outstanding at such time.

"Consideration" means:

          (i) if the Corporation issues Common Stock, -- the gross proceeds received by the Corporation;

          (ii) if the Corporation issues Common Stock Equivalents, -- the gross proceeds received by the Corporation, plus the minimum aggregate amount of gross proceeds, if any, payable to the Corporation upon exchange or conversion;

          (iii) if the Corporation issues options or rights to subscribe for or to purchase Common Stock or any Common Stock Equivalents, -- the gross proceeds, if any, received by the Corporation, plus the minimum aggregate amount of gross proceeds, if any, payable to the Corporation upon exercise;

          (iv) if the Corporation issues a combination of securities consisting of Common Stock or Common Stock Equivalents and other securities of the Corporation, and if the amount of gross proceeds allocable to the Common Stock or Common Stock Equivalents is not determinable on its face at the time of such issuance, -- the portion of gross proceeds received by the Corporation, as determined in good faith by the Corporation's Board of Directors; and

          (v) if the Corporation receives any non-cash consideration, -- the fair value of the non-cash consideration, as determined in good faith by the Corporation's Board of Directors.

"Dilutive Transaction" means any transaction (other than Exempt Transactions) where the Corporation does any of the following, based on a Per Share Price which is less than the Non-Dilutive Price:

          (i)   issues or sells any Common Stock or any Common Stock
     Equivalents;

          (ii) issues or sells any options, warrants or other rights to purchase or otherwise acquire any Common Stock or any Common Stock Equivalent; or

          (iii) decreases the subscription, exercise, conversion or exchange price of the securities described in (i) or (ii).

"Employee Options" means options to purchase shares of Common Stock issued by the Board of Directors of the Corporation pursuant to a stock option plan approved by the shareholders of the Corporation to employees of, consultants to, contractors with, or members of the Board of Directors of the Corporation, in connection with or as compensation for the performance of services to the Corporation.

"Employee Option Shares" means shares of Common Stock into which Employee
     Options are exercisable.

"Exempt Transaction" means any transaction where the Corporation:

          (i) issues any Common Stock upon conversion or exercise of securities outstanding or issued as of the date hereof,

          (ii) issues Employee Options to acquire Employee Option Shares;

     provided, however, that the exercise price for such Employee Options shall
     --------  -------
     be no less than the Fair Market Value of the shares of Common Stock at the time of the issuance of such options, or

          (iii) issues any Common Stock upon exercise of this Warrant.

"Fair Market Value" of a share of Common Stock means:

          (i) if the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq National Market System maintained by the National Association of Securities Dealers, Inc., -- the last reported sale price of the Common Stock on the last trading day prior to the Dilutive Transaction (or the average closing bid and asked prices for such day if no such sale is made on such day);

          (ii) if clause (i) does not apply, and if the prices are reported by the National Quotation Bureau, Inc., -- the mean of the last reported bid and asked prices reported on the last trading day prior to the Dilutive Transaction;

          (iii) if clauses (i) and (ii) do not apply, and if the transaction involves the sale by the Corporation of securities to unaffiliated third parties (utilizing the services of an investment banker acceptable to Holder), -- the Per Share Price; and

          (iv) in all other cases -- as determined based on earnings and book value and other appropriate items in accordance with the following procedures:

               (A) the Holder will recommend three qualified, independent appraisers to the Corporation;

               (B) the Corporation will select and compensate one of the three appraisers to determine a value;

               (C) if either the Holder or the Corporation is dissatisfied with the value determined by the first appraiser, that Person may designate and compensate an appraiser of its choice to determine a second value;

               (D) if the second value is within 10% of the first value or if the Holder and the Corporation agree, the average of the two values will be the "Fair Market Value";

               (E) if the second value is not within 10% of the first value, and if either the Holder or the Corporation is dissatisfied with the second value, that Person may designate and compensate an appraiser of its choice to determine a third value;

               (F) the average of the two values that are nearest will be the "Fair Market Value"; and

               (G) In determining Fair Market Value, the Holder and the Corporation agree that the independent appraiser shall be instructed, among other things: (i) to consider recent relevant transactions involving similar companies that provide services similar to those provided by the Corporation, (ii) to consider the current market for publicly traded companies that provide services similar to those provided by the Corporation, (iii) to utilize all appropriate valuation models and techniques employing a wide range of assumptions,
          (iv) to consider the value of any options to acquire any interest in any company, business or asset (whether by acquisition of stock, assets or otherwise) to the extent the value of such interest exceeds the exercise price (in cash, securities, other assets, assumption of liabilities or otherwise) of such option, and further (v) that the Fair Market Value of the Common Stock shall be determined on the basis of the following assumptions: (a) without any reduction in value for lack of control or the inherent lack of liquidity of non-public minority interests, (b) giving full effect to the earnings history and prospects of the Corporation, (c) that there were liquid public markets for such securities capable of absorbing a sale of all such securities with no discount from otherwise prevailing market prices or for illiquidity, (d) the proceeds that would be realized would be those realized upon the sale of all of the Corporation's assets, without reduction for any taxes or transaction expenses that might occur as a result of the sale or any refinancing, (e) that there is a willing buyer with adequate recourse debt financing and a seller with no compulsion to sell, (f) that all shares of the Common Stock have the same voting rights (notwithstanding that there may be outstanding more than one class or series of Common Stock with different voting rights), and (g) otherwise on a basis which values all of the same class or having the same terms at the same per share price.

"Market Price" means the average price of the Common Stock as listed on the American Stock Exchange over the immediately preceding 20-day period.

"Non-Dilutive Price" means the initial Exercise Price set forth in Section 3 hereof as of the date hereof, adjusted (i) for stock splits, combinations, similar events and (ii) to the Weighted Per Share Value each time the Corporation enters into a Dilutive Transaction.

"Per Share Price" means the total Consideration for each share of Common Stock or Common Stock Equivalent issued or issuable by the Corporation in connection with a Dilutive Transaction.

"Repayment Date" means the date on which the Corporation has indefeasibly repaid in full in cash all amounts owed under the Debenture issued by the Corporation to the Holder on the date hereof.

"Weighted Average Per Share Value" means the amount determined by performing the following calculation and rounding the resulting number to the nearest whole cent: Divide:

          (i)  the sum of:

               (a) the Non-Dilutive Price of a Warrant Share multiplied by the number of shares of Common Stock Deemed Outstanding immediately prior to the Dilutive Transaction, plus
                                                                    ----

               (b) the aggregate Consideration, if any, received or to be received by the Corporation in connection with the Dilutive Transaction, by
                                  --

          (ii) the number of shares of Common Stock Deemed Outstanding immediately after the Dilutive Transaction.